UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 9, 2022

Annaly Capital Management, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-13447

Maryland	22-3479661
(State of incorporation)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas

New York, New York

10036

(Address of principal executive offices)

(212) 696-0100

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of February 9, 2022, the Board of Directors of Annaly Capital Management, Inc., a Maryland corporation (the “Company”), approved an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”). The amendments included in the Amended and Restated Bylaws require that the secretary of the Company call a special meeting of stockholders upon the written request of one or more stockholders of record entitled to cast not less than 25% of all the votes entitled to be cast on a matter at the special meeting. This amendment reduces the previous threshold of 50% of all the votes entitled to be cast on the matter at the meeting unless the request is to consider a substantially similar matter that was voted on at any special meeting in the preceding twelve months. The amendments included in the Amended and Restated Bylaws also supplement the existing procedures for the calling of a stockholder-requested special meeting.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The exhibits to this report are listed in the Exhibit Index below and are incorporated by reference herein.

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws, effective as of February 9, 2022

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 10, 2022	ANNALY CAPITAL MANAGEMENT, INC. (Registrant)

	By:	/s/ Anthony C. Green
	Name:	Anthony C. Green
	Title:	Chief Corporate Officer & Chief Legal Officer

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